UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 13, 2026

Penske Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road,
Bloomfield Hills, Michigan		48302
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		248-648-2500

Not Applicable
Former name or former address, if changed since last report

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, par value $0.0001 per share	PAG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders of Penske Automotive Group, Inc. was held on May 13, 2026. At the Annual Meeting, all proposals were approved in accordance with the stockholder voting results noted below.

Proposal 1
The twelve director nominees named in our proxy statement were elected, each for a term expiring at the next Annual Meeting of Stockholders or until their successors are duly elected and qualified or until their earlier resignation or removal:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Lisa Davis	61,637,117	305,842	1,958,850
Wolfgang Dürheimer	61,879,677	63,282	1,958,850
Michael Eisenson	61,693,384	249,575	1,958,850
David Hoogendoorn	61,880,514	62,445	1,958,850
Yosuke Kawakami	61,667,907	275,052	1,958,850
Robert Kurnick, Jr.	61,292,021	650,938	1,958,850
Greg Penske	61,493,398	449,561	1,958,850
Roger Penske	61,560,617	382,342	1,958,850
Sandra Pierce	61,534,166	408,793	1,958,850
Ray Scott	61,870,174	72,785	1,958,850
Greg Smith	61,850,084	92,875	1,958,850
Brian Thompson	60,184,271	1,758,688	1,958,850
Proposal 2
The proposal to ratify the selection of Deloitte & Touche LLP as our independent auditing firm for the year ending December 31, 2026:

FOR	AGAINST	ABSTAIN
63,646,340	192,700	62,769
Proposal 3
The proposal to approve, on an advisory basis, our named executive officer compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,305,917	569,731	67,311	1,958,850

Item 8.01 Other Items.

On May 13, 2026, we issued a press release announcing that our Board of Directors declared a quarterly dividend in the amount of $1.42 per share, payable on June 3, 2026 to shareholders of record as of May 26, 2026. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 13, 2026.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Penske Automotive Group, Inc.

May 14, 2026	By:	/s/ Shane M. Spradlin
Name: Shane M. Spradlin
Title: Executive Vice President